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						       File Number: 333-225814
                                                 Filed Pursuant to Rule 497(c)
                                                 of the Securities Act of 1933

PIONEER ILS INTERVAL FUND
(200,100,000 shares)
                                                                      Prospectus
                                                                   March 1, 2019
Pioneer ILS Interval Fund is a non-diversified, closed-end management investment company.
INVESTMENT OBJECTIVE. The fund's investment objective is total return. There can be no assurance that the fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES. The fund invests primarily in insurance-linked securities ("ILS"). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as "reinsurance sidecars"), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance- and reinsurance-related securities.

Because ILS are typically rated below investment grade or unrated, a substantial portion of the fund's assets ordinarily will consist of below investment grade (high yield) debt securities. Investment in securities of below investment grade quality, commonly referred to as "junk bonds," involves substantial risk of loss.

INVESTMENT ADVISER. Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer" or the "Adviser") is the fund's investment adviser. Amundi Pioneer is an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi
USA, Inc. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As of December 31, 2018, Amundi had more than $1.6 trillion in assets under management worldwide. As of December 31, 2018, Amundi Pioneer
(and its U.S. affiliates) had over $80 billion in assets under management.

INTERVAL FUND. The fund is operated as an interval fund. Pursuant to the fund's interval fund structure, the fund will conduct quarterly repurchase offers of no less than 5% and no more than 25% of the fund's outstanding shares at net asset value ("NAV"). Typically, the fund will seek to conduct such quarterly repurchase offers for 10% of the fund's outstanding shares at NAV. Even though the fund will make quarterly repurchase offers, investors should consider the fund's shares illiquid. Repurchase offers in excess of 5% are made solely at the discretion of the fund's Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased.

The fund's shares are sold at a price equal to their NAV per share and are not subject to any sales charge as of the date of this registration statement. See
"Summary of fund expenses" and "Purchase of shares."

THE FUND'S SHARES ARE NOT LISTED AND THE FUND DOES NOT CURRENTLY INTEND TO LIST
ITS SHARES FOR TRADING ON ANY NATIONAL SECURITIES EXCHANGE. THERE IS NOT
EXPECTED TO BE ANY SECONDARY MARKET FOR THE FUND'S SHARES. THE SHARES ARE,
THEREFORE, NOT READILY MARKETABLE. EVEN IF SUCH A MARKET WERE TO DEVELOP,
SHARES OF CLOSED-END FUNDS FREQUENTLY TRADE AT PRICES LOWER THAN THEIR NET
ASSET VALUE. EVEN THOUGH THE FUND WILL MAKE PERIODIC REPURCHASE OFFERS TO
REPURCHASE A PORTION OF ITS SHARES TO PROVIDE SOME LIQUIDITY TO SHAREHOLDERS,
YOU SHOULD CONSIDER THE SHARES TO BE AN ILLIQUID INVESTMENT. AN INVESTMENT IN
THE FUND IS SUITABLE ONLY FOR LONG-TERM INVESTORS WHO CAN BEAR THE RISKS
ASSOCIATED WITH THE LIMITED LIQUIDITY OF THE SHARES.

YOU SHOULD CAREFULLY CONSIDER THE FUND'S RISKS AND INVESTMENT OBJECTIVE, AS AN
INVESTMENT IN THE FUND MAY NOT BE APPROPRIATE FOR ALL INVESTORS AND IS NOT
DESIGNED TO BE A COMPLETE INVESTMENT PROGRAM. AN INVESTMENT IN THE FUND
INVOLVES A HIGH DEGREE OF RISK. THE INSURANCE-LINKED SECURITIES IN WHICH THE
FUND INVESTS ARE CONSIDERED "HIGH YIELD SECURITIES" OR "JUNK BONDS." IT IS
POSSIBLE THAT INVESTING IN THE FUND MAY RESULT IN A LOSS OF SOME OR ALL OF THE
AMOUNT INVESTED. BEFORE MAKING AN INVESTMENT/ALLOCATION DECISION, YOU SHOULD
(I) CONSIDER THE SUITABILITY OF THIS INVESTMENT WITH RESPECT


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TO YOUR INVESTMENT OBJECTIVES AND INDIVIDUAL SITUATION AND (II) CONSIDER
FACTORS SUCH AS YOUR NET WORTH, INCOME, AGE, AND RISK TOLERANCE. YOU SHOULD NOT
INVEST IF YOU HAVE A SHORT-TERM INVESTING HORIZON AND/OR CANNOT BEAR THE LOSS
OF SOME OR ALL OF YOUR INVESTMENT.

BEFORE BUYING SHARES OF THE FUND, YOU SHOULD READ THE DISCUSSION OF THE
MATERIAL RISKS OF INVESTING IN THE FUND UNDER "RISK FACTORS" BEGINNING ON PAGE
25. CERTAIN OF THESE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY - RISK
CONSIDERATIONS" BEGINNING ON PAGE 3.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF
THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

THE FUND'S SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT
GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND
ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

Please read this Prospectus carefully before investing and keep it for future reference. It contains important information that a prospective investor ought to know before investing in the fund. A Statement of Additional Information
("SAI"), dated March 1, 2019, containing additional information about the fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A Table of Contents for the SAI is set forth on page 59 of this Prospectus. A copy of the SAI can be obtained without charge by writing to the fund at Pioneer Funds, 60 State Street, Boston, MA 02109, by calling
1-844-391-3034, or from the SEC's website at http://www.sec.gov. Copies of the fund's Annual Report and Semi-Annual Report may be obtained upon request by writing to the fund, by calling 1-844-391-3034, or by visiting the fund's website at www.amundipioneer.com.

You should rely only on the information contained this Prospectus and the fund's Statement of Additional Information. The fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The fund's business, financial condition, results of operations and prospects may have changed since the date of this Prospectus.
Subsequent to the date of this Prospectus, the fund will amend this Prospectus if, during the period this Prospectus is required to be delivered, any material information herein becomes materially inaccurate.

 Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

 If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the fund, by calling 1-800-225-6292.

 You may elect to receive all future reports in paper free of charge. If you invest directly with the fund, you can inform the fund that you wish to continue receiving paper copies of your shareholder reports by calling
 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Pioneer funds complex if you invest directly.
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TABLE OF CONTENTS
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Prospectus summary.............................................................  1
Summary of fund expenses....................................................... 13
Financial highlights........................................................... 14
The fund....................................................................... 15
Use of proceeds................................................................ 15
Investment objective and principal investment strategies....................... 16
Risk factors................................................................... 25
Management of the fund......................................................... 38
Dividends and distributions.................................................... 40
Purchase of shares............................................................. 42
Periodic repurchase offers..................................................... 43
Federal income tax matters..................................................... 46
Net asset value................................................................ 56
Certain provisions of the agreement and declaration of trust and by-laws....... 58
Table of contents for the statement of additional information.................. 60
Privacy notice................................................................. 61
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Prospectus summary

THIS IS ONLY A SUMMARY. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION
THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S SHARES, ESPECIALLY THE
INFORMATION SET FORTH UNDER THE HEADING "RISK FACTORS." YOU SHOULD REVIEW THE
MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF
ADDITIONAL INFORMATION. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL
HAVE THE MEANING ATTRIBUTED TO SUCH TERM IN THE STATEMENT OF ADDITIONAL
INFORMATION.


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THE FUND            Pioneer ILS Interval Fund is a non-diversified, closed-end management investment company. The fund is an interval fund that will offer to make quarterly repurchases of shares at net asset value ("NAV").
                    Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer" or the "Adviser") is
                    the fund's investment adviser.
THE OFFERING        Shares of beneficial interest in the fund are offered on a continuous basis at
                    NAV per share. The fund generally expects to accept orders to purchase shares on a quarterly basis. However, the fund's ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of
                    Amundi Pioneer, appropriate investments for the fund are not available. Shares are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Shares are also available to certain direct investors, which may be individuals, trusts, foundations and other institutional investors. Initial investments in the fund by or through a registered investment adviser or other qualified financial intermediary are subject to a $1,000,000 minimum per registered investment adviser or intermediary. Initial investments in the fund by direct investors are subject to a $1,000,000 minimum. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the fund.
                    Please contact your registered investment adviser or financial intermediary for more information. Amundi Pioneer or the fund's Distributor, Amundi Pioneer
                    Distributor, Inc. (the "Distributor"), may waive these minimum investment requirements. The fund and the Distributor reserve the right to reject a purchase order for any reason.
                    The shares are not listed on any securities exchange and the fund does not expect there to be any secondary market for the fund's shares. Shareholders will not have the right to redeem their shares. However, as described below, in order to provide some liquidity to shareholders, the fund will conduct periodic repurchase offers for a portion of its outstanding shares.
INTERVAL FUND;      As an interval fund, the fund will make periodic offers to repurchase a portion
PERIODIC            of its outstanding shares at NAV per share. The fund has adopted a
REPURCHASE OFFERS   fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers every three months. Quarterly repurchase offers occur in the months of January, April, July and October.
                    Subject to applicable law and the approval of the Board of Trustees, the fund will seek to conduct such quarterly repurchase offers typically for 10% of the fund's outstanding shares at NAV. In connection with any given repurchase offer, it is possible that the fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. There is no guarantee that you will be able to sell shares in an amount or at the time that you desire. The procedures
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                       that will apply to the fund's repurchase offers are described in "Periodic
                       Repurchase Offers" below. Proceeds from the repurchase of shares will be paid in cash (in U.S. dollars).
INVESTMENT             INVESTMENT OBJECTIVE
OBJECTIVE AND          The fund's investment objective is total return. There can be no assurance that
PRINCIPAL INVESTMENT   the fund will achieve its investment objective.
STRATEGIES
                       PRINCIPAL INVESTMENT STRATEGIES
                       The fund invests primarily in insurance-linked securities ("ILS"). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as "reinsurance sidecars"), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance- and reinsurance-related securities.
                       Because ILS are typically rated below investment grade or unrated, a substantial portion of the fund's assets ordinarily will consist of below investment grade (high yield) debt securities. Investment in securities of below investment grade quality, commonly referred to as "junk bonds," involves substantial risk of loss. Securities in which the fund may invest may also be subordinated or "junior" to more senior securities of the issuer.
                       Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer" or the "Adviser") is
                       the fund's investment adviser. In selecting ILS for investment, Amundi Pioneer considers their relative return potential in view of their expected relative risk, using quantitative and qualitative analysis. Amundi Pioneer's analysis may consider various factors, such as expected loss, probability of occurrence or loss, trigger term (measurement of loss event specific to an instrument) or other terms of an instrument, sponsor quality, deal structure, alignment of interests between the fund and the sponsoring insurance company, and model accuracy. Amundi Pioneer's analysis guides Amundi Pioneer in determining the desired allocation of reinsurance-related securities by issuer, peril and geographic exposure. Amundi Pioneer also may consider the financial condition and risks associated with the sponsoring insurance company. Amundi Pioneer may rely on information and analysis obtained from brokers, dealers and ratings organizations, among other sources.
                       Amundi Pioneer may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objective. Amundi
                       Pioneer makes that determination based on the same criteria it uses to select portfolio securities.
                       PORTFOLIO INVESTMENTS
                       Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ILS. Derivative instruments that provide exposure to such ILS or have similar economic characteristics may be used to satisfy the fund's 80% policy. ILS include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), structured reinsurance investments such as quota share instruments (a form of proportional reinsurance whereby an investor participates in the premiums and losses of a reinsurer's portfolio of catastrophe-oriented policies, sometimes referred to as "reinsurance sidecars") and collateralized reinsurance
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                      investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance- and reinsurance-related securities.
                      Reinsurance-related securities are typically below investment grade, or unrated, and may be referred to as "junk bonds."
                      The fund has no limit as to the maturity of the securities in which it invests.
                      Event-linked bonds typically have maturities between three and five years, while quota shares, collateralized reinsurance investments and industry loss warranties typically have maturities that generally do not exceed two years.
                      The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in ILS.
                      The fund may invest in ILS issued by non-U.S. issuers.
                      The fund may, but is not required to, use derivatives, such as currency forward contracts and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to seek event-linked exposure; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and
                      as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.
                      To the extent consistent with the repurchase liquidity requirement of an interval fund, the fund may invest without limit in illiquid securities.
RISK CONSIDERATIONS   The following is a summary of the principal risks of investing in the fund. You should read the fuller discussion in this Prospectus under "Risk Factors" on page 25.
                      GENERAL. The fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The fund is not a complete investment program and should be considered only as an addition to an investor's existing portfolio of investments. Because the fund invests predominantly in ILS of U.S. and non-U.S. issuers, which are high yield debt securities, an investment in the fund's shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the fund will achieve its investment objective. ILS in which the fund invests may only have limited liquidity, or may be illiquid. In addition, even though the fund will make periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the fund to be an illiquid investment.
                      RISKS OF INVESTING IN EVENT-LINKED BONDS. The fund could lose a portion or all of the principal it has invested in an "event-linked" bond or other ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of the
                      ILS. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time
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    period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. There is no way to accurately predict whether a trigger event will occur and, accordingly, event-linked bonds and other ILS carry significant risks. In addition to the specified trigger events, event-linked bonds and other ILS may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
    RISKS OF INVESTING IN STRUCTURED REINSURANCE INVESTMENTS. The fund may invest in special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Quota shares instruments and other structured reinsurance investments generally will be considered illiquid securities by the fund.
    Structured reinsurance investments are typically more customizable but less liquid investments than event-linked bonds. Like event-linked bonds, an investor in structured reinsurance investments participates in the premiums and losses associated with underlying reinsurance contracts.
    Structured reinsurance investments are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Structured reinsurance investments may be difficult to value.
    ILS MARKET AND REINVESTMENT RISK. The size of the ILS market may change over time, which may limit the availability of ILS for investment by the fund. The original issuance of ILS in general, including ILS with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for ILS by institutional investors. The availability of ILS in the secondary market also may be limited by supply and demand dynamics and prevailing economic conditions. To the extent ILS held by the fund mature, or the fund must sell securities in connection with share repurchases, the fund may be required to hold more cash or short-term instruments than it normally would until attractive ILS becomes available.
    Holding excess cash and/or reinvestment in securities that are lower yielding or less desirable than securities sold may negatively affect performance.
    MARKET RISK. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure,
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    their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt;
    changes in oil and commodity prices; changes in currency exchange rates; and
    public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or
    non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries and other events affecting global markets, such as the United Kingdom's expected exit from the European Union (or
    Brexit), are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.
    HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
    INTEREST RATE RISK. Interest rates may go up, causing the value of the fund's investments to decline (this risk generally will be greater for securities with longer maturities or durations). For example, if interest rates increase by 1%, the value of a fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. Interest rates in the
    U.S. have been historically low and have begun to rise, and the fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The maturity of a security may be significantly longer than its effective duration. A security's maturity may be more relevant than its effective duration in
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    determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
    Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the fund earns on its floating rate investments.
    CREDIT RISK. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the fund may incur expenses to protect the fund's interest in securities experiencing these events. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer's creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security's yield in relation to their effective duration. The fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB)
    may possess certain speculative characteristics.
    PREPAYMENT OR CALL RISK. Many issuers have a right to prepay their securities.
    If interest rates fall, an issuer may exercise this right. If this happens, the fund would be forced to reinvest prepayment proceeds at a time when yields or securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.
    RISK OF ILLIQUID INVESTMENTS. Certain securities and derivatives held by the fund may be impossible or difficult to purchase, sell or unwind. Illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in a rising interest rate environment. If the fund is forced to sell an illiquid asset or unwind a derivatives position, the fund may be forced to sell at a loss.
    RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S.
    issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, terrorism, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions.
    Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the
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    fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.
    Depositary receipts may involve higher expenses and may trade at a discount
    (or premium) to the underlying security. A number of countries in the European
    Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom have approved withdrawal from the EU. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU.
    DERIVATIVES RISK. Using swaps, futures, forwards and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund's volatility, which is the degree to which the fund's share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund's use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund's obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The fund's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
    LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
    TAX AND REGULATED INVESTMENT COMPANY QUALIFICATION RISK. As described in more detail below, in order to qualify for the favorable tax treatment generally available to regulated investment companies, at least 90% of the fund's gross income each taxable year must consist of qualifying income, the fund must meet certain asset diversification tests at the end of each fiscal quarter, and the fund must meet certain distribution requirements for each taxable year.
    The tax treatment of certain ILS is not entirely clear. Certain of the fund's investments (including, potentially, certain ILS) may generate income that is not qualifying income. The fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test.
    Certain investments made by the fund (including certain ILS) may be treated as equity in passive foreign investment companies ("PFICs") for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least
    50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the fund acquires any equity interest in a PFIC, the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from the
    PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market"
    election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the

Prospectus summary


    concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), or the fund may be required to borrow cash.
    Under proposed Treasury regulations, certain income derived by the fund for a taxable year from a PFIC with respect to which the fund has made a qualified electing fund election would generally constitute qualifying income only to the extent the PFIC makes distributions in respect of that income to the fund for that taxable year. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.
    If a sufficient portion of the interests in a foreign issuer (including certain ILS issuers) is held or deemed held by the fund, independently or together with certain other U.S. persons, that issuer may be treated as a "controlled foreign corporation" (a "CFC") with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer's income, whether or not such amounts are distributed. The fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. Under proposed Treasury regulations, certain income derived by the fund from a CFC for a taxable year would generally constitute qualifying income only to the extent the CFC makes distributions in respect of that income to the fund for that taxable year. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
    If the fund were to fail to qualify for treatment as a regulated investment company, it would generally be taxed in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the fund in computing its taxable income. Under certain circumstances, the fund may be able to cure a failure to meet the qualifying income test or the diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the fund may incur a significant penalty tax that would reduce (and potentially could eliminate) the fund's returns.
    VALUATION RISK. The sales price the fund could receive for any particular portfolio investment may differ from the fund's last valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
                     CONCENTRATION RISK. A fund that invests a significant percentage of its assets in a single industry may be particularly susceptible to adverse economic, regulatory or other events affecting that industry and may be more risky than a fund that does not concentrate in an industry. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
                     NON-DIVERSIFICATION RISK. The fund is not diversified, which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.
                     CYBERSECURITY RISK. Cybersecurity failures or breaches by the fund's adviser, transfer agent, distributor, custodian, fund accounting agent and other service providers may disrupt fund operations, interfere with the fund's ability to calculate its NAV, prevent fund shareholders from purchasing and redeeming shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.
                     EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual Fund Operating Expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and the fund's expense ratio is more likely to increase when markets are volatile.
                     PORTFOLIO SELECTION RISK. The Adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
                     REPURCHASE OFFERS RISK. The risk that the fund's repurchases of shares may hurt investment performance by forcing the fund to maintain a higher percentage of its assets in liquid investments or to liquidate certain investments when it is not desirable to do so. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their shares back to the fund
                     ANTI-TAKEOVER PROVISIONS. The fund's Agreement and Declaration of Trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the fund or convert the fund to open-end status.
INVESTMENT ADVISER   Amundi Pioneer Asset Management, Inc. is the fund's investment adviser. The
                     Adviser is responsible on a day-to-day basis for investment of the fund's portfolio in accordance with its investment objective and principal investment strategies. The Adviser's main office is at 60 State Street, Boston,
                     Massachusetts 02109.

Prospectus summary


                      Amundi Pioneer is an indirect, wholly owned subsidiary of Amundi and
                      Amundi's wholly owned subsidiary, Amundi USA, Inc. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As of
                      December 31, 2018, Amundi had more than $1.6 trillion in assets under management worldwide. As of December 31, 2018, Amundi Pioneer (and its
                      U.S. affiliates) had over $80 billion in assets under management.
                      The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
                      Amundi Pioneer has received an order from the Securities and Exchange
                      Commission that permits Amundi Pioneer, subject to the approval of the fund's
                      Board of Trustees, to hire and terminate a subadviser that is not affiliated with
                      Amundi Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Amundi Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
                      The fund pays the Adviser a fee for its investment advisory services equal on an annual basis to 1.75% of the fund's average daily net assets. The fee is accrued daily and payable monthly. See "Management of the Fund."
                      The fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the fund may charge a repurchase fee of up to 2.0%, which the fund would retain to help offset non-de minimis estimated costs related to the repurchase (such as bid to ask spreads) incurred by the fund, directly or indirectly, as a result of repurchasing shares, thus allocating estimated transaction costs to the shareholder whose shares are being repurchased. The fund may introduce, or modify the amount of, a repurchase fee at any time. The fund may also waive or reduce the repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the fund will not incur transaction costs or will incur reduced transaction costs.
ADMINISTRATOR,        Amundi Pioneer Asset Management, Inc. serves as the fund's administrator.
CUSTODIAN, FUND       Brown Brothers Harriman & Co. serves as the fund's custodian and fund
ACCOUNTING AGENT,     accounting agent. DST Systems, Inc. serves as the fund's transfer agent and
TRANSFER AGENT AND    dividend disbursing agent.
DIVIDEND DISBURSING
AGENT
UNLISTED CLOSED-END   The fund's shares have very limited liquidity. The fund's shares will not be
FUND STRUCTURE        listed on a stock exchange, and the fund does not anticipate that a secondary market will develop for its shares. The fund will offer to repurchase a limited amount of shares quarterly, which is discussed in more detail below.
DISTRIBUTIONS         The fund intends to distribute to shareholders all or a portion of its net investment income annually and realized net capital gains, if any, at least annually. After the first year of operations, the fund may pay dividends twice annually. Unless shareholders specify otherwise, dividends will be reinvested in shares of the fund.
TAX CONSIDERATIONS    You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund. For
                      U.S. federal income tax purposes, distributions from the fund's net capital gains (the excess, if any, of its net long-term capital gains over its net short-term capital losses) are considered long-term capital gains and are generally taxable to noncorporate shareholders at a rate of up to 20%.
    Distributions from the fund's net short-term capital gains are generally taxable as ordinary income. Other dividends are generally taxable as ordinary income or, in general, if paid from the fund's "qualified dividend income" and if certain conditions, including holding period requirements, are met by the fund and the shareholder, as qualified dividend income taxable to individual and certain other noncorporate shareholders at U.S. federal income tax rates of up to 20%.
    "Qualified dividend income" generally is income derived from dividends paid by
    U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of dividends received from the fund (but none of the fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.
    The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.
    If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.
    You should consult a tax adviser about state, local and foreign taxes on your distributions from the fund.
    See "Dividends and Distributions" and "Federal Income Tax Matters."

Summary of fund expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of
                                                                 the fund.


SHAREHOLDER TRANSACTION EXPENSES
Maximum Repurchase Fee/1/          2.00%
---------------------------------- ----
Sales Load                          None
----------------------------------  ----



                                        AS A PERCENTAGE
                                          OF NET ASSETS
                                        ATTRIBUTABLE TO
ANNUAL FUND OPERATING EXPENSES               THE SHARES
-------------------------------------- ----------------
Management Fee                                   1.75%
--------------------------------------            ----
Other Expenses                                   0.20%
--------------------------------------            ----
Total Annual Fund Operating Expenses             1.95%
--------------------------------------            ----

EXAMPLE
The following examples illustrate the expenses that you would pay on an investment in the fund's shares, assuming (1) the fund's total annual operating expenses attributable to shares remain the same and (2) a 5% annual return*:


                                         WITHOUT A REPURCHASE                            WITH A REPURCHASE
                                       AT THE END OF THE PERIOD                     AT THE END OF THE PERIOD/1/
                             --------------------------------------------- ---------------------------------------------
                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
                             --------------------------------------------------------------------------------------------
                                      1          3           5          10           1          3           5          10
                             ---------- ---------- ----------- -----------  ---------- ---------- ----------- -----------
Total expenses incurred
on a $1,000 investment       $    20    $    61    $    105    $    227     $    41    $    83    $    129    $    255
---------------------------- -------    -------    --------    --------     -------    -------    --------    --------
Total expenses incurred
on a $1,000,000 investment   $19,797    $61,222    $105,212    $227,478     $40,705    $83,424    $128,789    $254,877
---------------------------- -------    -------    --------    --------     -------    -------    --------    --------

The foregoing fee table and examples are intended to assist investors in understanding the costs and expenses that an investor in the fund will bear directly or indirectly.

* THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES. The Examples assume that the other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1) The fund does not currently charge a repurchase fee. However, the fund may in the future charge a repurchase fee of up to 2.00%, which the fund would retain to help offset non-de minimis estimated costs related to the repurchase.

Financial highlights

The financial highlights table helps you understand the fund's financial performance since the fund's inception.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in shares of the fund (assuming reinvestment of all dividends and distributions).

The information below for the fiscal years ended October 31, 2018 and October 31, 2017 has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The information below for the periods ended on October 31, 2015 through October 31, 2016 was audited by another independent registered public accounting firm. The fund's annual report is incorporated by reference in the statement of additional information and is available upon request.


                                                                                   YEAR            YEAR
                                                                                   ENDED          ENDED
                                                                                 10/31/18        10/31/17
                                                                               ------------ -----------------
Net asset value, beginning of period                                             $   9.59       $  11.09
                                                                                 --------       --------
Increase (decrease) from investment operations:
 Net investment income (loss) (a)                                                $   0.31       $   0.25
 Net realized and unrealized gain (loss) on investments                              0.17          (0.74)
                                                                                 --------       --------
  Net increase (decrease) from investment operations                             $   0.48       $  (0.49)
Distributions to shareowners from:
 Net investment income                                                           $  (0.14)      $  (1.01)(b)
Net increase (decrease) in net asset value                                       $   0.34       $  (1.50)
                                                                                 --------       --------
Net asset value, end of period                                                   $   9.93       $   9.59
                                                                                 --------       --------
Total return (c)                                                                     5.04%         (4.95)%
Ratio of net expenses to average net assets                                          1.95%          2.00%
Ratio of net investment income (loss) to average net assets                          3.19%          2.38%
Portfolio turnover rate                                                                42%            34%
Net assets, end of period (in thousands)                                         $991,447       $359,114
Ratios with no waiver of fees and assumption of expense by the Adviser and no reduction for fees paid indirectly
 Total expenses to average net assets                                                1.95%          2.00%
 Net investment income (loss) to average net assets                                  3.19%          2.38%



                                                                                   YEAR
                                                                                   ENDED         12/22/14
                                                                                 10/31/16*     TO 10/31/15*
                                                                               ------------ ------------------
Net asset value, beginning of period                                             $  10.59      $    10.00
                                                                                 --------      ----------
Increase (decrease) from investment operations:
 Net investment income (loss) (a)                                                $   0.63      $    (0.12)
 Net realized and unrealized gain (loss) on investments                              0.51            0.71
                                                                                 --------      ----------
  Net increase (decrease) from investment operations                             $   1.14      $     0.59
Distributions to shareowners from:
 Net investment income                                                           $  (0.64)     $        -
Net increase (decrease) in net asset value                                       $   0.50      $     0.59
                                                                                 --------      ----------
Net asset value, end of period                                                   $  11.09      $    10.59
                                                                                 --------      ----------
Total return (c)                                                                    11.23%           5.90%(d)
Ratio of net expenses to average net assets                                          2.10%           2.10%(e)
Ratio of net investment income (loss) to average net assets                          5.93%          (1.30)%(e)
Portfolio turnover rate                                                                29%              1%
Net assets, end of period (in thousands)                                         $161,667      $   75,400
Ratios with no waiver of fees and assumption of expense by the Adviser and no reduction for fees paid indirectly
 Total expenses to average net assets                                                2.17%           2.60%(e)
 Net investment income (loss) to average net assets                                  5.86%          (1.80)%(e)

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a) The per-share data presented above is based on the average shares outstanding for the periods presented.
(b) The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the year.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)        Not annualized.
(e)        Annualized.

The fund
Pioneer ILS Interval Fund is a non-diversified, closed-end management investment company that is operated as an interval fund. The fund was organized under the laws of the State of Delaware on July 15, 2014, and has registered under the 1940 Act. The fund's principal office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-7825.



Use of proceeds
The fund will invest the proceeds of the offering of shares in accordance with the fund's investment objective and principal investment strategies as stated below. It is presently anticipated that the fund will be able to fully invest all of the proceeds according to its investment objective and policies within approximately three months after the receipt of proceeds, depending on the amount and timing of proceeds available to the fund as well as the availability of securities consistent with the fund's investment objective and strategies. Pending investment, all or a portion of the proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objective and Principal Investment Strategies."

Investment objective and principal investment strategies


INVESTMENT OBJECTIVE


The fund's investment objective is total return. There can be no assurance that the fund will achieve its investment objective.

The fund's investment objective may be changed without shareholder approval. The fund will provide notice prior to implementing any change to its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in insurance-linked securities ("ILS"). ILS include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as "reinsurance sidecars"), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance- and reinsurance-related securities.

Because ILS are typically rated below investment grade or unrated, a substantial portion of the fund's assets ordinarily will consist of below investment grade (high yield) debt securities. Investment in securities of below investment grade quality, commonly referred to as "junk bonds," involves substantial risk of loss. Securities in which the fund may invest may also be subordinated or "junior" to more senior securities of the issuer.

In selecting ILS for investment, Amundi Pioneer uses quantitative and qualitative analysis. Amundi Pioneer utilizes quantitative analysis in an effort to model portfolio risk and attribution. This modeling process is supported by use of a risk analytic system that is used by the insurance industry. The risk analytic system contains a database of historical and hypothetical catastrophic events and property structures that assists Amundi Pioneer in its efforts to model peril exposures at both the security and portfolio level. Among the factors considered in this process are expected loss and the probabilities of loss and maximum loss. Amundi Pioneer's qualitative analysis may consider various factors, such as trigger term (measurement of loss event specific to an instrument) or other terms of an instrument, sponsor quality, deal structure, alignment of interest between the fund and the sponsoring insurance company, and model accuracy. Amundi Pioneer's analysis guides Amundi Pioneer in determining the desired allocation of reinsurance-related securities by issuer, peril and geographic exposure. The fund seeks to participate broadly in the spectrum of natural catastrophe risks within the global reinsurance market, while seeking to reduce exposure to reinsurers where there is not an alignment of interest. However, there are no limits on the fund's potential investment in a particular issue, peril or geographic exposure. Amundi Pioneer may rely on information and analysis obtained from brokers, dealers and ratings organizations, among other sources.

In selecting investments other than ILS, Pioneer also considers both broad economic and issuer specific factors. Pioneer selects individual securities based upon the terms of the securities, liquidity and rating, sector and exposure to particular issuers and sectors. Pioneer also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

Amundi Pioneer may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objective. Amundi Pioneer makes that determination based on the same criteria it uses to select portfolio securities.

PORTFOLIO INVESTMENTS

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in insurance-linked securities ("ILS"). Derivative instruments that provide exposure to such ILS or have similar economic characteristics may be used to satisfy the fund's 80% policy. ILS include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), structured reinsurance investments

Investment objective and principal investment strategies

such as quota share instruments (a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer's portfolio of catastrophe-oriented policies, sometimes referred to as "reinsurance sidecars") and collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance- and reinsurance-related securities.

Reinsurance-related securities are typically below investment grade, or unrated, and may be referred to as "junk bonds."

The fund has no limit as to the maturity of the securities in which it invests. Event-linked bonds typically have maturities between three and five years, while quota shares, collateralized reinsurance investments and industry loss warranties typically have maturities that generally do not exceed two years.

The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in ILS.

In addition to ILS, the fund may invest in in a broad range of issuers and segments of the debt securities market. Debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), floating rate loans and other floating rate securities, subordinated debt securities, certificates of deposit, money market securities, funds that invest primarily in debt securities, and cash, cash equivalents and other short term holdings.

The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in ILS issued by non-U.S. issuers.

The fund may, but is not required to, use derivatives, such as currency forward contracts and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to seek event-linked exposure; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

To the extent consistent with the repurchase liquidity requirement of an interval fund, the fund may invest without limit in illiquid securities.

The fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.

INSURANCE-LINKED SECURITIES

EVENT-LINKED BONDS

The fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other U.S. or non-U.S. entities. Event-linked bonds are typically rated below investment grade or may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond's collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.

The fund's investments in event-linked bonds may have trigger events related to a broad range of insurance risks, which can be broken down into three major categories: natural risks, weather risks and non-natural events. Investments in event-linked bonds with trigger events related to natural risks will represent the largest portion of the fund's event-linked bond investments. The events covered are natural catastrophes, such as hurricanes, other windstorms, earthquakes and fires. Investments in event-linked bonds linked to weather risks provide insurance to companies, or insurers of companies, whose sales depend on the weather and provide a hedge on the impact of weather-related risks. For example, a weather event-linked bond could provide coverage based on the average temperature in a region over a given period. Investments in event-linked bonds linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.

The fund may invest in other types of event-linked bonds where the trigger event may be based on company-wide losses ("indemnity triggers"), index-based losses ("index triggers") or a combination of triggers ("hybrid triggers").

INDEMNITY TRIGGERS. Indemnity triggers are based on losses of the insurance company or other entity issuing the event-linked bond. The trigger event would be considered to have occurred if a company's losses on catastrophic insurance claims exceeded a certain aggregate amount of insured claims. If the company's losses were less than the pre-determined aggregate amount, then the trigger event would not be considered to have occurred and the fund would be entitled to recover its principal plus accrued but unpaid interest. Indemnity triggers require investors and rating agencies to understand the risks of the insurance and reinsurance policies underwritten by the company, which may be difficult to obtain and ascertain, particularly in the case of complex commercial insurance and reinsurance policies. In addition, event-linked bond investors are dependent upon the company's ability to settle catastrophe claims in a manner that would not be disadvantageous to investors' interests.

INDEX TRIGGERS. Index triggers follow one of three broad approaches: parametric, industry-loss and modeled-loss, or a combination thereof, which is discussed below as "hybrid triggers." Index triggers are based on pre-defined formulas, which eliminate the risks relating to a company's insurance claims-handling practices and potential information barriers. However, index triggers are generally riskier than indemnity triggers, since investors in event-linked bonds that have index triggers are dependent upon the accuracy of the models and reporting services used to calculate the formulas.

- PARAMETRIC. Parametric index triggers are based upon the occurrence of a catastrophic event with certain defined physical parameters (e.g., wind speed and location of a hurricane or magnitude and location of an earthquake).

- INDUSTRY-LOSS. Industry loss index triggers are based upon the estimated loss for the insurance industry as a whole from a particular catastrophe. Estimates are derived from a reporting service, such as Property Claim Services.

- MODELED-LOSS. Modeled-loss index triggers are based upon a catastrophe-modeling firm's database estimate of an industry loss, or a company's losses compared to a modeling firm's industry estimate of losses.

Investment objective and principal investment strategies

HYBRID TRIGGERS. Hybrid triggers involve more than one trigger type in a single transaction or tranche of an event-linked bond. For example, a hybrid trigger could involve the occurrence of both a U.S. hurricane and a Japanese earthquake with a different kind of index trigger for each. Another example of a hybrid trigger involves different trigger types occurring in a particular sequence. For example, after the occurrence of a qualifying U.S. earthquake, a modeled-loss index is used to establish a company's overall market share, and then applied to the industry loss index associated with the qualifying event to determine any principal reduction. Hybrid triggers may be more complicated and difficult to understand for investors, and involve the applicable risks associated with the types of triggers described above.

STRUCTURED REINSURANCE INVESTMENTS

ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Quota share instruments and other structured reinsurance investments generally will be considered illiquid securities by the fund. The fund may invest substantially in illiquid securities.

Structured reinsurance investments developed along with event-linked bonds as a mechanism to facilitate risk-transfer from insurance markets to capital markets investors. These instruments are typically more customizable but less liquid investments than event-linked bonds. Like event-linked bonds, an investor in structured reinsurance investments participates in the premiums and losses associated with underlying reinsurance contracts. Where the instruments are based on the performance of underlying reinsurance contracts, the fund has limited transparency into the underlying insurance policies and therefore must rely upon the risk assessment and sound underwriting practices of the insurer and/or reinsurer. The instruments typically mature in one year.

The fund may invest indirectly in reinsurance contracts, by holding notes or preferred shares issued by a SPV or similar instrument whose performance is tied to an underlying reinsurance transaction, including quota share instruments. Quota share instruments are a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer's portfolio of catastrophe-oriented policies, according to a pre-defined percentage. For example, under a 10% quota share agreement, the SPV would be entitled to 10% of all premiums associated with a defined portfolio and be responsible for 10% of all related claims. The fund, as a holder of a quota share issued by an SPV would be entitled to its pro rata share of premiums received by the SPV and would be responsible for its pro rata share of the claims, up to the total amount invested.

Collateralized reinsurance investments, are privately structured securities or derivatives utilized to gain exposure to the reinsurance market. Collateralized reinsurance entails an SPV entering into a reinsurance arrangement that is then collateralized by invested capital and premiums related to the insurance coverage. The collateral is designed to cover in full the potential claims that could arise from the underlying reinsurance contract.

Structured reinsurance investments may include industry loss warranties ("ILWs"). ILWs are insurance-linked securities used to finance peak, non-recurrent insurance risks, such as hurricanes, tropical storms and earthquakes. ILWs feature an industry loss index trigger, and, in some cases, a dual trigger design that includes a protection buyer indemnity trigger. A traditional ILW takes the form of a bilateral reinsurance contract, but there are also index products that take the form of derivatives, collateralized structures or exchange traded instruments. The common feature among these forms is that the payout trigger is based on an industry loss index or a parametric index. County-weighted industry loss warranties are variations of ILWs that provide reinsurance protection at a county level rather than state-wide or industry-wide losses.

The reinsurance market is highly cyclical, with coverage being written at the beginning of the year and midyear for coverage for the following 12 months. The pricing of reinsurance is also highly cyclical as premiums for reinsurance coverage are driven, in large part, by insurers' recent loss experience.

LIQUIDITY AND RESTRICTED SECURITIES

A significant percentage of the ILS in which the fund invests are legally restricted as to resale pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be determined to be liquid securities and most or all of the event-linked bonds in which the fund invests will be considered liquid securities. Even if determined to be liquid, holdings of Rule 144A securities may increase the level of fund illiquidity if eligible buyers become uninterested in purchasing them. Other ILS, including quota share instruments, generally will be considered illiquid securities by the fund. The fund may invest substantially in illiquid securities.

CREDIT MANAGEMENT

The fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds") or are unrated but determined by the Adviser to be of equivalent credit quality, and those that are in default or in bankruptcy. Because ILS typically are rated below investment grade or are unrated, a substantial portion of the fund's assets ordinarily will consist of below investment grade securities. An investor can still lose significant amounts when investing in investment grade securities. The fund does not have a policy of maintaining a specific average credit quality of its portfolio. The Adviser monitors the credit quality and price of the securities and other instruments held by the fund.

Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services. In evaluating the attractiveness of a particular obligation, whether rated or unrated, the Adviser generally gives equal weight to the obligation's yield and the issuer's creditworthiness and will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the availability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage and earnings prospects.

BELOW INVESTMENT GRADE SECURITIES

The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Adviser. Because ILS typically are rated below investment grade or are unrated, a substantial portion of the fund's assets ordinarily will consist of below investment grade securities. A debt security is below investment grade if it is rated Ba/BB or lower or the equivalent rating by at least one nationally recognized statistical rating organization or determined to be of equivalent credit quality by the Adviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value. With respect to event-linked bonds, the rating reflects the probability that a pre-defined trigger event will occur, rather than the bond's credit rating. The rating also assesses the model used to calculate the probability of the trigger event.

If a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, the Adviser will consider if any action is appropriate in light of the fund's investment objective and policies. An investor can still lose significant amounts when investing in investment grade securities.

Investment objective and principal investment strategies

FLOATING RATE INVESTMENTS

Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short-term bond funds. For purposes of the fund's investment policies, the fund considers as floating rate instruments adjustable rate securities, fixed rate securities with durations of less than or equal to one year, funds that invest primarily in floating rate instruments, and fixed rate securities with respect to which the fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate interest payments.

FLOATING RATE LOANS

Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.

SECOND LIEN LOANS AND OTHER SUBORDINATED DEBT OBLIGATIONS

The fund may invest in loans and other debt securities that have the same characteristics as senior floating rate loans except that such loans are second in lien property rather than first. Such "second lien" loans and securities, like senior floating rate loans, typically have adjustable or floating rate interest payments. The risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the fund.

U.S. GOVERNMENT SECURITIES

The fund may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association (GNMA) certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks (FHLBs); supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association (FNMA); or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and FHLMC.

NON-U.S. INVESTMENTS

The fund may invest without limit in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

DERIVATIVES

The fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The fund also may purchase derivative instruments that combine features of these instruments. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to seek event-linked exposure; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics, and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

STRUCTURED SECURITIES. The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators ("Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

CREDIT-LINKED NOTES. The fund may invest in credit-linked notes ("CLNs"). A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

CREDIT DEFAULT SWAPS. The fund may enter into credit default swaps, which are a type of derivative transaction. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets, or an index of assets, each known as the "reference obligation."

A credit default swap is designed as a means to purchase (or sell) a hedge against the risk of default on the reference obligation. If a credit event occurs, the seller generally must pay the buyer the par value (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

The fund may be either the buyer or seller in a credit default swap. If the fund is a buyer and no credit event occurs, the fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation, the value of which may have significantly decreased. As a seller, the fund generally would receive an upfront payment or a fixed rate of income throughout the term of

Investment objective and principal investment strategies

the swap provided that there is no credit event. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

EVENT-LINKED SWAPS. The fund may obtain event-linked exposure by investing in event-linked swaps, which are similar to credit default swaps but typically are contingent, or formulaically related to defined trigger events. Trigger events include hurricanes, earthquakes and weather-related phenomena, including statistics relating to such events. If a trigger event occurs, the fund may lose the swap's notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

INVERSE FLOATING RATE OBLIGATIONS. The fund may invest in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies, including exchange-traded funds and money market funds, to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the 1940 Act. The fund may also invest without limit in money market funds. The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the fund.

EXCHANGE-TRADED FUNDS. Subject to the fund's limitations on investment in other investment companies, the fund may invest in exchange-traded funds ("ETFs"). ETFs, such as SPDRs, PowerShares QQQ(TM) (QQQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P(Reg. TM) 500 Index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

MONEY MARKET INSTRUMENTS. The fund may invest in money market instruments or a money market fund that invests in money market instruments. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing.

REVERSE REPURCHASE AGREEMENTS AND BORROWING

The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and generally for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders, including to finance repurchase requests. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. The Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. All repurchase agreements entered into by the fund shall be fully collateralized with U.S. Treasury and/or agency obligations at all times during the period of the agreement in that the value of the collateral shall be at least equal to an amount of the loan, including interest thereon. Collateral is held by the fund's custodian in a segregated safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the collateral, the fund may be required to return the collateral to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS

Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objective. The fund may adopt a defensive strategy when the Adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

SHORT-TERM TRADING

The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

Risk factors

RISK IS INHERENT IN ALL INVESTING. INVESTING IN ANY INVESTMENT COMPANY SECURITY INVOLVES RISK, INCLUDING THE RISK THAT YOU MAY RECEIVE LITTLE OR NO RETURN ON YOUR INVESTMENT. THEREFORE, BEFORE PURCHASING SHARES, YOU SHOULD CONSIDER CAREFULLY THE FOLLOWING RISKS THAT YOU ASSUME WHEN YOU INVEST IN THE FUND.

GENERAL. The fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The fund is not a complete investment program and should be considered only as an addition to an investor's existing portfolio of investments. Because the fund invests predominantly in ILS of U.S. and non-U.S. issuers, floating rate loans, and high yield debt securities, an investment in the fund's shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the fund will achieve its investment objective. ILS in which the fund invests may only have limited liquidity, or may be illiquid. In addition, even though the fund will make periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the fund to be an illiquid investment.

RISKS OF INVESTING IN EVENT-LINKED BONDS. The fund could lose a portion or all of the principal it has invested in an "event-linked" bond or other ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of the ILS. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. There is no way to accurately predict whether a trigger event will occur and, accordingly, event-linked bonds and other ILS carry significant risks. In addition to the specified trigger events, event-linked bonds and other ILS may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. In addition to the specified trigger events, event-linked bonds and other ILS may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. ILS may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund's investment in an event-linked bond may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the fund may be forced to liquidate positions when it would not be advantageous to do so.

RISKS OF INVESTING IN STRUCTURED REINSURANCE INVESTMENTS. The fund may invest in special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Quota shares instruments and other structured reinsurance investments generally will be considered illiquid securities by the fund.

Structured reinsurance investments are typically more customizable but less liquid investments than event-linked bonds. Like event-linked bonds, an investor in structured reinsurance investments participates in the premiums and losses associated with underlying reinsurance contracts.

Structured reinsurance investments are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Accordingly, it may be more difficult for the

Adviser to fully evaluate the underlying risk profile of the fund's investment in quota share instruments and therefore place the fund's assets at greater risk of loss than if the Adviser had more complete information. Structured reinsurance investments may be difficult to value.

Since ILS issuers typically are structured so as to be bankruptcy remote SPVs or similar structures, it is unlikely that the fund could lose its investment if the applicable trigger event never occurs. However, there can be no assurance that ILS in which the fund may invest in the future will be structured in a similar manner or that a court would uphold the intended bankruptcy remote characterization of the structure. If ILS issued in the future is structured in a different manner, it may be possible that the fund would lose its entire investment in an event-linked bond even though the applicable trigger event never occurs.

ILS MARKET AND REINVESTMENT RISK. The size of the ILS market may change over time, which may limit the availability of ILS for investment by the fund. The original issuance of ILS in general, including ILS with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for ILS by institutional investors. The availability of ILS in the secondary market also may be limited by supply and demand dynamics and prevailing economic conditions. To the extent ILS held by the fund mature, or the fund must sell securities in connection with share repurchases, the fund may be required to hold more cash or short-term investments than it normally would until attractive ILS becomes available. Holding excess cash and/or reinvestment in securities that are lower yielding or less desirable than securities sold may negatively affect performance.

There are relatively few market participants that market reinsurance arrangements, create SPVs and similar structures, and otherwise facilitate the participation in the reinsurance industry by funds and other capital market investors. Withdrawal from the industry by key market participants may affect negatively the liquidity of the ILS market or the operation or value of ILS structures that rely on these market participants.

MARKET RISK. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency exchange rates; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain foreign governments and central banks have implemented or may implement so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries and other events affecting global markets, such as the United Kingdom's expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a

Risk factors

result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often changes in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. Junk bonds generally are issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems junk bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

INTEREST RATE RISK. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities and therefore the value of your investment in the fund generally falls. Interest rates have been historically low, and have begun to rise, and so the fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. For example, if interest rates increase by 1%, the value of a fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. Calculations of duration and maturity may be based on estimates and may not reliably predict a security's price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors affecting the issuer or markets generally, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund's yield, may decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received and distributed by the fund.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the fund may decline due to a decrease in market interest rates.

The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. In addition, rising interest rates can also lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument's interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument's interest rate may not result and the instrument may decline in value. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease.

The interest rates of some floating rate obligations adjust only periodically. Between the times that interest rates on floating rate obligations adjust, the interest rate on those obligations may not correlate to prevailing rates. That will affect the value of the loans and may cause the net asset values of the fund's shares to fluctuate.

CREDIT RISK. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security's credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund's interests or to enforce its rights. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer's creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security's yield in relation to their effective duration. The fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

RISK OF ILLIQUID INVESTMENTS. Certain securities or derivatives held by the fund may be impossible or difficult to purchase or dispose of at a fair price at the times when the fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment may play a greater role in the valuation process. Investment of the fund's assets in illiquid securities may restrict the fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the fund's operations require cash and could result in the fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Markets may become illiquid when, for instance, there are few, if any,

Risk factors

interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced, and this is more likely to occur as a result of the reduction of market support activity by the Federal Reserve.

RISKS OF INVESTING IN FLOATING RATE LOANS. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs.

When the fund invests in a loan participation, the fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the issuer of the loan will default on its obligations. Also the fund may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the fund to the creditworthiness of the lender as well as the borrower.

There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risk. The Adviser believes, based on its experience, that senior floating rate loans generally have more favorable loss recovery rates than most other types of below investment grade obligations. However, there can be no assurance that the fund's actual loss recovery experience will be consistent with the Adviser's prior experience or that the senior loans in which the fund invests will achieve any specific loss recovery rate.

Loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests.

Second lien loans generally are subject to similar risks as those associated with senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority on payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

Certain floating rate loans and other corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. Other loans are incurred in restructuring or "work-out" scenarios, including debtor-in-possession facilities in bankruptcy. Loans in restructuring or similar scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any of these transactions, whether acquisition financing or restructuring, may make the loans especially vulnerable to adverse economic or market conditions and the risk of default.

Loans may not be considered "securities," and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations or may be difficult to liquidate. In addition, the fund's access to collateral may be limited by bankruptcy or other insolvency laws. These laws may be less developed and more cumbersome with respect to the fund's non-U.S. floating rate investments. Floating rate loans may not be fully collateralized or may be uncollateralized. Uncollateralized loans involve a greater risk of loss. In the event of a default, the fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lender's security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. Further, the fund's access to collateral, if any, may be limited by bankruptcy law. To the extent that a loan is collateralized by stock of the borrower or its affiliates, this stock may lose all or substantially all of its value in the event of bankruptcy of the borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary's assets before the lenders to the holding company would receive any amount on account of the holding company's interest in the subsidiary.

RISK OF DISADVANTAGED ACCESS TO CONFIDENTIAL INFORMATION. The issuer of a floating rate loan may offer to provide material, non-public information about the issuer to investors, such as the fund. Normally, the Adviser will seek to avoid receiving this type of information about the issuer of a loan either held by, or considered for investment by, the fund. The Adviser's decision not to receive the information may place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan's issuer. For example, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, the Adviser's inability to assess the impact of these actions may adversely affect the value of the portfolio. For this and other reasons, it is possible that the Adviser's decision not to receive material, non-public information under normal circumstances could adversely affect the fund's investment performance.

RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.

U.S. TREASURY OBLIGATIONS RISK. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund's investments in obligations issued by the U.S. Treasury to decline.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

oLess information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

Risk factors

oMany non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Adviser may not be able to sell the fund's securities at times, in amounts and at prices it considers reasonable

oAdverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars

oThe economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

oEconomic, political, regulatory and social developments may adversely affect the securities markets

oIt may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country

oWithholding and other non-U.S. taxes may decrease the fund's return. The value of the fund's foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country

oSome markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

oIt is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States

oA governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms

oInvesting in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange

oA number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, voters in the United Kingdom have approved withdrawal from the EU. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. These events could negatively affect the value and liquidity of the fund's investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries

Additional risks of investing in emerging markets include:

oThe extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets

oEmerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

oThe fund could experience a loss from settlement and custody practices in some emerging markets

oThe possibility that a counterparty may not complete a currency or securities transaction

oLow trading volumes may result in a lack of liquidity and in extreme price volatility oSanctions or other government actions against a foreign nation could negatively impact the fund's investments in securities that have exposure to that nation

oChina and other developing market Asia-Pacific countries may be subject to considerable degrees of economic, political and social instability

DERIVATIVES RISK. Using futures, options and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund's volatility, which is the degree to which the fund's share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund's use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that a an increased portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the fund's portfolio holdings and futures contracts or options on futures contracts entered into by the fund, which may prevent the fund from achieving the intended hedge or expose the fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors.

Under an interest rate swap agreement, the payment obligations, if any, of the fund and the counterparty are netted against each other, resulting in a net payment due either from the fund or the counterparty. Depending on whether the fund would be entitled to receive payments from the counterparty on a swap or cap, which in

Risk factors

turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the fund's overall performance. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the fund's performance.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the fund's use of interest rate swaps or caps could enhance or harm the fund's overall performance. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the fund's net asset value. In addition, if short-term interest rates are lower than the fund's fixed rate of payment on the interest rate swap, the swap will reduce the fund's net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the fund's net earnings. Buying interest rate caps could enhance the fund's performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the fund's net earnings in the event that the premium paid by the fund to the counterparty exceeds the additional amount the fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make and any termination payments potentially owed by the fund. If the counterparty defaults, the fund would not be able to use the anticipated net receipts under the swap or cap to offset interest payments on borrowings. Depending on whether the fund would be entitled to receive payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the fund's performance.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund's obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The fund's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve heightened risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability or may otherwise adversely affect their value or performance.

RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

MORTGAGE DOLLAR ROLL TRANSACTIONS RISK. The benefits to the fund from mortgage dollar roll transactions depend upon the Adviser's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

RISKS OF ZERO COUPON BONDS AND PAYMENT IN KIND SECURITIES. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. These securities are more likely to respond to changes in interest rates than other securities that have similar maturities and credit quality. These securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Unlike bonds that pay interest throughout the period to maturity, the fund generally will realize no cash until maturity and, if the issuer defaults, the fund may obtain no return at all on its investment. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders and, in addition, could reduce the fund's reserve position and require the fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.

TAX AND REGULATED INVESTMENT COMPANY QUALIFICATION RISK. As described in more detail below, in order to qualify for the favorable tax treatment generally available to regulated investment companies, at least 90% of the fund's gross income each taxable year must consist of qualifying income, the fund must meet certain asset diversification tests at the end of each fiscal quarter, and the fund must meet certain distribution requirements for each taxable year.

The tax treatment of certain ILS is not entirely clear. Certain of the fund's investments (including, potentially, certain ILS) may generate income that is not qualifying income. The fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The fund may determine not to make an investment

Risk factors

that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test.

Certain investments made by the fund (including certain ILS) may be treated as equity in passive foreign investment companies ("PFICs") for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the fund acquires any equity interest in a PFIC, the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), or the fund may be required to borrow cash. Under proposed Treasury regulations, certain income derived by the fund for a taxable year from a PFIC with respect to which the fund has made a qualified electing fund election would generally constitute qualifying income only to the extent the PFIC makes distributions in respect of that income to the fund for that taxable year. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for the fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.

If a sufficient portion of the interests in a foreign issuer (including certain ILS issuers) is held or deemed held by the fund, independently or together with certain other U.S. persons, that issuer may be treated as a "CFC" with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer's income, whether or not such amounts are distributed. The fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. Under proposed Treasury regulations, certain income derived by the fund from a CFC for a taxable year would generally constitute qualifying income only to the extent the CFC makes distributions in respect of that income to the fund for that taxable year. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The fund may limit and/or manage its holdings in issuers that could be treated as controlled foreign corporations in order to limit its tax liability or maximize its after-tax return from these investments.

If the fund were to fail to qualify for treatment as a regulated investment company, it would generally be taxed in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the fund in computing its taxable income. Under certain circumstances, the fund may be able to cure a failure to meet the qualifying income test or the diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the fund may incur a significant penalty tax that would reduce (and potentially could eliminate) the fund's returns.

VALUATION RISK. The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets. If markets make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher sale proceeds than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value. The fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

CONCENTRATION RISK. A fund that invests a significant percentage of its assets in a single industry may be particularly susceptible to adverse economic, regulatory or other events affecting that industry and may be more risky than a fund that does not concentrate in an industry.

Industries in the financial segment, such as insurance companies, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

NON-DIVERSIFICATION RISK. The fund is not diversified, which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

CYBERSECURITY RISK. Cybersecurity failures or breaches by the fund's adviser, transfer agent, distributor, custodian, fund accounting agent and other service providers may disrupt fund operations, interfere with the fund's ability to calculate its NAV, prevent fund shareholders from purchasing and redeeming shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The fund and its shareholders could be negatively impacted as a result.

EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual Fund Operating Expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

PORTFOLIO SELECTION RISK. The Adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

REPURCHASE OFFERS RISK. The fund is an "interval fund" and, in order to provide some liquidity to shareholders, will make periodic offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The fund believes that these repurchase offers are generally beneficial to the fund's shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the fund to be fully invested or force the fund to maintain a higher percentage of its assets in liquid investments, which may harm the fund's investment performance. Moreover, reduction in the size of the fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the fund to participate in new investment opportunities or to achieve its investment objective. The fund does not anticipate employing investment leverage, but if it were to do so in the future, repurchases of shares may compound the adverse effects of leverage in a declining market. In addition, if the fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not request that their shares be repurchased by increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed and the fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholder repurchase requests are in an amount of shares greater than that which the fund is entitled to repurchase, the fund will repurchase shares on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in

Risk factors

the fund at NAV during a particular repurchase offer. Some shareholders, in anticipation of proration, may submit more shares for repurchase than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares submitted for repurchase in a repurchase offer may decline to the extent there is any delay between the repurchase request deadline and the date on which the NAV for such shares is determined. In addition, the repurchase of shares by the fund may be a taxable event to shareholders.

ANTI-TAKEOVER PROVISIONS. The fund's Agreement and Declaration of Trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the fund or convert the fund to open-end status.

Management of the fund

TRUSTEES AND OFFICERS

The fund's Board of Trustees provides broad supervision over the affairs of the fund. The officers of the fund are responsible for the fund's operations. The Trustees and officers of the fund, together with their principal occupations and other affiliations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of other U.S. registered investment portfolios for which the Adviser serves as investment adviser.

INVESTMENT ADVISER

The fund has contracted with the Adviser to act as its investment adviser with respect to all investments of the fund. The Adviser is an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As of December 31, 2018, Amundi had more than $1.6 trillion in assets under management worldwide. As of December 31, 2018, Amundi Pioneer (and its U.S. affiliates) had over $80 billion in assets under management. Certain Trustees or officers of the fund are also directors and/or officers of certain of Amundi's subsidiaries, including the Adviser. The address of the Adviser is 60 State Street, Boston, Massachusetts 02109.

The Adviser is responsible for managing the fund's overall investment program, supervising the fund's overall compliance program and providing for the general management of the business affairs of the fund.

ADVISORY AGREEMENT

Under the terms of the advisory agreement (the "Advisory Agreement"), the fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 1.75% of the fund's average daily net assets. This fee is accrued daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders for the period ended October 31, 2018.

ADMINISTRATION AGREEMENT

The fund has entered in an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services to the fund. Amundi Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees.

Under the terms of the administration agreement with the fund, the Adviser pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, any expenses in connection with any preferred shares or other form of leverage, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), Amundi Pioneer Asset Management USA, Inc. or Amundi Pioneer Distributor, Inc.; (j) the cost of preparing and printing share certificates;
(k) interest on borrowed money; (l) fees payable by the fund under management agreements and the administration agreement; and (m) extraordinary expenses. The fund shall also assume and pay any other expense that the

Management of the fund

fund, the Adviser or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

PORTFOLIO MANAGER

Day-to-day management of the fund's portfolio is the responsibility of Chin Liu. The portfolio manager is supported by the Adviser's fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research and include members from one or more of Amundi Pioneer's affiliates.

Mr. Liu is a Senior Vice President and Director of Insurance-linked Securities of Amundi Pioneer. He joined Amundi Pioneer in 2007 and has been an investment professional since 2005. Prior to joining Amundi Pioneer, Mr. Liu was a quantitative equity analyst for Numeric Investors and a customer investment researcher for E*Trade Financial. Mr. Liu has served as a portfolio manager of the fund since 2014.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund.

Dividends and distributions

The fund expects to declare and pay dividends of net investment income annually and realized net capital gains, if any, at least annually. After the first year of operations, the fund may pay dividends twice annually. Unless shareholders specify otherwise, dividends will be reinvested in shares of the fund. You may notify the Transfer Agent in writing to:

ochoose to receive dividends or distributions (or both) in cash; or

ochange the way you currently receive distributions

PLAN OF DISTRIBUTION

Amundi Pioneer Distributor, Inc. (the "Distributor") is the principal underwriter of shares of the fund. Shares may be purchased only through the Distributor. The Distributor acts as the distributor of the shares of the fund on a best efforts basis, subject to various conditions, pursuant to the terms of a distributor's contract with the fund. The Distributor is not obligated to sell any specific amount of shares of the fund. The Distributor will also act as agent for the fund in connection with repurchases of shares.

Shares of the fund will be continuously offered through the Distributor, as the exclusive distributor of the fund's shares. The fund has authorized one or more intermediaries (e.g., brokers, investment advisers, etc.) (collectively, "intermediaries") to receive orders on its behalf. Such intermediaries are authorized to designate other intermediaries to receive orders on the fund's behalf. The fund will be deemed to have received an order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. The shares will be offered at the NAV per share calculated each regular business day.

The fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

Amundi Pioneer or the Distributor may waive the fund's minimum investment requirements (see "Purchase of Shares"). Minimum investment requirements may be waived for an investment if: (i) the investment plus the amount the investor already owns in other Pioneer funds is at least $1 million, (ii) the investor or intermediary represents or Amundi Pioneer determines that it is likely that the investment will be one of a series of investments in the fund that will total, in aggregate, at least $1 million, or (iii) Amundi Pioneer has determined that the waiver of the investment minimum is appropriate in light of, among other things, the investor's or intermediary's assets/assets under management and familiarity with the fund's investment strategy.

Additional conditions may apply to investments in the fund made by shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans. The investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees. In addition, when you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

No market currently exists for the fund's shares. The fund's shares are not listed and the fund does not currently intend to list its shares for trading on any securities exchange, and does not anticipate that a secondary market will develop for its shares. Neither Pioneer, nor the Distributor, intends to make a market in the fund's shares.

The Distributor is not obligated to buy any of the shares and does not intend to make a market in the shares.


PAYMENTS TO FINANCIAL INTERMEDIARIES
Your financial intermediary may receive compensation from Amundi Pioneer and its affiliates for the sale of fund shares and related services, including administrative services and transaction processing.

Dividends and distributions

Amundi Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the Distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Amundi Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund or service fees. Amundi Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Amundi Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Amundi Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the Distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Amundi Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Amundi Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Amundi Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Amundi Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Amundi Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Amundi Pioneer or its affiliates that are not related to the Pioneer funds.

Purchase of shares

Shares of beneficial interest in the fund are being offered on a continuous basis at their net asset value per share. During any continuous offering, shares may be purchased through the fund's Distributor.

Any continuous offering may be discontinued at any time. The fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

The fund generally expects to accept orders to purchase shares on a quarterly basis. However, the fund's ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of Amundi Pioneer, appropriate investments for the fund are not available.

Shares are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Shares are also available to certain direct investors, which may be individuals, trusts, foundations and other institutional investors. Initial investments in the fund by or through a registered investment adviser or other qualified financial intermediary are subject to a $1,000,000 minimum per registered investment adviser or intermediary. Initial investments in the fund by direct investors are subject to a $1,000,000 minimum. There is no minimum investment requirement for the following groups of direct investors: (i) current or former trustees and officers of the fund; (ii) partners and employees of legal counsel to the fund (at the time of initial share purchase); and (iii) certain employees of Amundi Pioneer and its affiliates (at the time of initial share purchase) who are qualified to invest in the fund. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the fund. Please contact the fund's Distributor or your registered investment adviser or other financial intermediary for more information. Amundi Pioneer or the Distributor may waive these minimum investment requirements.

The fund does not offer share certificates. Shares are electronically recorded.

Periodic repurchase offers

The fund is a closed-end "interval" fund and, to provide some liquidity and the ability to receive NAV on a disposition of at least a portion of your shares, makes periodic offers to repurchase shares. Except as permitted by the fund's interval structure, no shareholder will have the right to require the fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the fund.

The fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the fund to offer to repurchase at least 5% and up to 25% of its shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the fund's outstanding shares, for each repurchase offer, the fund expects to offer to repurchase 10% of its outstanding shares unless the fund's Board of Trustees has approved a higher or lower amount for that repurchase offer.

The fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of January, April, July and October. The date on which the repurchase price for shares is determined will occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day).

When a repurchase offer commences, the fund sends, at least 21 days before the repurchase request deadline, written notice to each shareholder setting forth, among other things:

oThe percentage of outstanding shares that the fund is offering to repurchase and how the fund will purchase shares on a pro rata basis if the offer is oversubscribed.

oThe date on which a shareholder's repurchase request is due (the repurchase deadline).

oThe date that will be used to determine the fund's NAV applicable to the repurchase offer (the "repurchase date"). See "Net Asset Value" above.

oThe date by which the fund will pay to shareholders the proceeds from their shares accepted for repurchase.

oThe NAV of the shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

oThe procedures by which shareholders may request that their shares be repurchased and the right of shareholders to withdraw or modify their repurchase requests before the repurchase request deadline.

oThe circumstances in which the fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other fund document. The repurchase request deadline will be strictly observed. A repurchase request is received in good order if it is properly completed and signed. If a shareholder fails to submit a repurchase request in good order by the repurchase request deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good order at any point before the repurchase request deadline.

DETERMINATION OF REPURCHASE PRICE AND PAYMENT FOR SHARES. The repurchase price payable in respect of a share is equal to the share's NAV as determined no later than the 14th day (or the next business day if the 14th day is not a business day) (the "repurchase pricing date") following the repurchase request deadline, and payment for all shares repurchased pursuant to these offers is made not later than seven days after the repurchase pricing date. Under normal circumstances, the repurchase pricing date falls ten days after the repurchase request deadline. The fund's NAV per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially between the repurchase request deadline and repurchase pricing date. The method by which the fund calculates NAV is discussed above under "Net Asset Value." During the period an offer to repurchase is open, shareholders may obtain the current NAV by calling the fund's transfer agent at 1-844-391-3034.

The fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the fund may charge a repurchase fee of up to 2.0%, which the fund would retain to help offset non-de minimis estimated costs related to the repurchase (such as bid to ask spreads) incurred by the fund, directly or indirectly, as a result of repurchasing shares, thus allocating estimated transaction costs to the shareholder whose shares are being repurchased. The fund may introduce, or modify the amount of, a repurchase fee at any time. The fund may also waive or reduce the repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase of fund shares or if for other reasons the fund will not incur transaction costs or will incur reduced transaction costs.

SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFERS. The fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not "interested persons" of the fund, as defined in the 1940 Act.

The fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (2) if making or effecting the repurchase offer would cause the shares that are subject to the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the NYSE or any other market in which the securities owned by the fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the fund fairly to determine the value of its net assets; or (5) for such other periods as the SEC may by order permit for the protection of shareholders of the fund.

OVERSUBSCRIBED REPURCHASE OFFERS. There is no minimum number of shares that must be submitted for repurchase before the fund will honor repurchase requests. However, the fund's Trustees set for each repurchase offer a maximum percentage of shares that may be repurchased by the fund. In the event a repurchase offer by the fund is oversubscribed, the fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the fund. If the fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders submit for repurchase an amount of shares greater than that which the fund is entitled to repurchase, the fund will repurchase the shares submitted for repurchase on a pro rata basis.

If any shares that you wish to have repurchased by the fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other shareholders' requests. Thus, there is a risk that the fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may submit for repurchase more shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

THERE IS NO ASSURANCE THAT YOU WILL BE ABLE TO HAVE YOUR SHARES REPURCHASED BY THE FUND WHEN OR IN THE AMOUNT THAT YOU DESIRE.

CONSEQUENCES OF REPURCHASE OFFERS. From the time the fund distributes or publishes each repurchase offer notification until the repurchase pricing date for that offer, the fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, "liquid assets" means

Periodic repurchase offers

assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the fund values them, within the period between the repurchase request deadline and the repurchase payment date, or which mature by the repurchase payment date. The fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not submit their shares for repurchase by increasing the fund's expenses and reducing any net investment income. There is no assurance that the fund will be able sell a significant amount of additional shares so as to mitigate these effects.

The repurchase of shares by the fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see "Federal Income Tax Matters" below and "Tax Status" in the SAI.

Federal income tax matters

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding or disposing of shares of the fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, real estate investment trusts, other regulated investment companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge, a constructive sale, or a conversion transaction, S corporations, shareholders who are subject to the alternative minimum tax, shareholders whose functional currency is not the U.S. dollar, or governments or their agencies or instrumentalities. In addition, the discussion does not address any state, local, or non-U.S. or non-income tax consequences, and it does not address the effect of any treaty. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the fund and its shareholders. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of acquiring, holding and disposing of shares in the fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (subject to certain exceptions and special rules): (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by any entities in which the fund may invest that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income, insurance income or other non-qualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt

Federal income tax matters

interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The tax treatment of certain ILS is not entirely clear. Certain of the fund's investments (including, potentially, certain ILS) may generate income that is not qualifying income for purposes of the 90% income test. The fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test.

If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund expects to declare and pay dividends of net investment income monthly and net realized capital gains annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the fund.

In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as "qualified dividend income," taxable to individual and certain other noncorporate shareholders at U.S. federal income tax rates of up to 20%.

In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund. Qualified dividend income generally means dividend income received from the fund's investments, if any, in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. The fund is permitted to acquire stock of corporations, and it is therefore possible that a portion of the fund's distributions may be eligible for treatment as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs (including certain PFICs issuing
ILS) are not qualified foreign corporations for this purpose. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. The fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a portion of the fund's distributions may qualify for this deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders will be taxed as long-term capital gains, which are generally taxable

Federal income tax matters

to noncorporate taxpayers at U.S. federal income tax rates of up to 20%. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a "surviving spouse" for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder's net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to shareholders. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to unrealized appreciation in the fund's portfolio or to undistributed capital gains of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

A repurchase by the fund of its shares from a shareholder generally is expected to be treated as a sale of the shares by the shareholder. If, however, the shareholder continues to own shares of the fund after the repurchase (including shares owned by attribution), some or all of the amounts received by a shareholder in the repurchase may be recharacterized either as a distribution of net investment income or as a capital gain dividend rather than as a sale of the shares. There is also a risk that shareholders who do not participate in the repurchase may be deemed to have received such a distribution as a result of their proportionate increase in the ownership of the fund. The fund will use its judgment in reporting repurchases as sales or deemed distributions, but the IRS may disagree with the fund's reporting. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares (including a repurchase) is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions.

In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

The fund may report to the IRS the amount of proceeds that a shareholder receives from a repurchase of fund shares. The fund may also report the shareholder's basis in those shares and whether any gain or loss that the shareholder realizes on the repurchase is short-term or long-term gain or loss. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares in the same account at different times for different prices, including as the result of reinvestment of dividends), the fund will calculate the basis of the shares using its default method unless the shareholder has properly elected to use a different method. The fund's default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder's fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the fund. If such an election is made on or prior to the date of the first repurchase of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the fund's default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will generally retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on repurchases of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after a repurchase or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on repurchases of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and gains from repurchases of fund shares by the plan generally

Federal income tax matters

are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on gains from repurchases of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.

Certain investments made by the fund (including certain ILS) may be treated as equity in PFICs for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a PFIC, the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Gains from the sale of stock of PFICs may also be treated as ordinary income.

A "qualified electing fund" election or a "mark to market" election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in taxable gain or loss to the fund and potentially under disadvantageous circumstances), or the fund may be required to borrow cash. In order for the fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. If the fund makes a valid qualified electing fund election with respect to a PFIC, the fund will include in its income each year its pro rata share of the PFIC's net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), whether or not any amounts are distributed from the PFIC to the fund. If the qualified electing fund election is made, actual cash distributions by the PFIC paid out of earnings and profits already included in taxable income will not be taken into account in determining the taxable income of the fund. Any gain or loss recognized by the fund on a disposition of a PFIC for which the fund has made a qualified electing fund election will generally be treated as a capital gain or loss. Under proposed Treasury regulations, certain income derived by the fund for a taxable year from a PFIC with respect to which the fund has made a qualified electing fund election would generally constitute qualifying income only to the extent the PFIC makes distributions in respect of that income to the fund for that taxable year. If the fund makes a mark-to-market election with respect to a PFIC, the fund generally will include as ordinary income each taxable year the excess, if any, of the fair market value of its stock in the PFIC at the end of the year over its adjusted tax basis in that stock, and the fund generally will be allowed to take an ordinary loss in respect of the excess, if any, of its adjusted tax basis in that stock over the fair market value of that stock at the end of the year (but only to the extent of the net amount of income previously included by the fund as a result of the mark-to-market election). If the fund makes a mark-to-market election with respect to a PFIC, then any gain recognized by the fund on a disposition of the PFIC will generally be treated as ordinary income, and any loss so recognized will be treated as an ordinary loss to the extent of the net amount of income previously included by the fund as a result of the mark-to-market election. The fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.

If a sufficient portion of the interests in a foreign issuer (including certain ILS issuers) is held or deemed held by the fund, independently or together with certain other U.S. persons, that issuer may be treated as a "CFC" with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer's income, whether or not such amounts are distributed. The fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. Under proposed Treasury regulations, certain income derived by the fund from a CFC for a taxable year would generally constitute qualifying income only to the extent the CFC makes distributions in respect of that income to the fund for that taxable year. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The fund may limit and/or manage its holdings in issuers that could be treated as controlled foreign corporations in order to limit its tax liability or maximize its after-tax return from these investments.

A different definition of CFC applies to non-U.S. entities treated as corporations for tax purposes that earn "related person insurance income" ("RPII"). RPII is, in general, any insurance income attributable to policies of insurance or reinsurance with respect to which the person (directly or indirectly) insured or reinsured is an RPII Shareholder (as defined in the following paragraph) of the non-U.S. entity or a related person (described below) to such an RPII Shareholder. In general, and subject to certain limitations, insurance income is income (including premium and investment income) attributable to the issuing of any insurance or reinsurance contract that would be taxed under subchapter L of the Code if the income were earned by a domestic insurance company.

For purposes only of taking into account RPII, and subject to the exceptions described below, a foreign entity in which the fund invests that is treated as a corporation will be treated as a CFC under the RPII rules (an "RPII CFC") if RPII Shareholders (defined below) collectively own, directly or indirectly through non-U.S. entities or constructively, 25% or more of the total combined voting power or value of such entity on any day during a taxable year. If an entity is an RPII CFC for an uninterrupted period of at least 30 calendar days during any taxable year, then a United States person who owns, directly or indirectly through non-U.S. entities, an equity interest in such entity on the last day of any such taxable year must include in its gross income for U.S. federal income tax purposes its allocable share of RPII of such entity for the entire taxable year, subject to certain modifications. An RPII Shareholder is a United States person who owns, directly or indirectly through non-U.S. entities, any amount (rather than 10% or more) of an RPII CFC's equity (an "RPII Shareholder"). Generally, for purposes of the RPII rules, a related person is someone who controls or is controlled by the RPII Shareholder or someone who is controlled by the same person or persons which control the RPII shareholder. For these purposes, control is measured by stock ownership of either more than 50% in value or more than 50% in voting power after applying certain constructive ownership rules.

The special RPII rules do not apply to a non-U.S. insurance company if (i) the direct and indirect insureds and persons related to such insureds, whether or not United States persons, are treated at all times during the taxable year as owning, directly or indirectly, less than 20% of the voting power and less than 20% of the value of the stock of the non-U.S. insurance company; (ii) the RPII of the non-U.S. insurance company, determined

Federal income tax matters

on a gross basis, is less than 20% of the company's gross insurance income for such taxable year; (iii) the non-U.S. insurance company elects to be taxed on its RPII as if it were engaged in a trade or business within the United States and waives all treaty benefits to which it would otherwise be entitled; or (iv) the non-U.S. insurance company elects to be treated as a domestic corporation for U.S. federal income tax purposes. If no exception applies, each United States person who owns, directly or indirectly through non-U.S. entities, shares of an RPII CFC on the last day of such entity's taxable year will be required to include in gross income for U.S. federal income tax purposes its allocable share of RPII for the entire taxable year, but only to the extent of its share of the RPII CFC's earnings and profits. The amount includible will be determined as if all such RPII were distributed proportionately only to such United States persons at that date. Amounts distributed out of previously taxed RPII would be excluded from the U.S. shareholder's income.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

The law with respect to the taxation of non-U.S. entities treated as corporations for U.S. federal income tax purposes and the individuals and entities treated as their shareholders changed under legislation enacted in late 2017. If the fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the fund may be required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the fund may be able to make an election for such amounts to be included in income over eight years. Any income included under this rule may have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, and even though shareholders derived no economic benefit from the foreign entity's deferred income.

The fund may invest to a significant extent in, or hold, debt obligations that are below investment grade or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If the fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the fund does make the election, it will provide required tax information to shareholders. The fund generally may deduct any foreign

Federal income tax matters

taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the fund receives a refund of foreign taxes paid in respect of a prior year, the value of the fund's shares could be reduced, or any foreign tax credits or deductions passed through to shareholders in respect of the fund's foreign taxes for the current year could be reduced.

The fund is required to withhold (as "backup withholding") a portion of reportable payments, including dividends, capital gain distributions and the proceeds of repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. "Qualified net interest income" is the fund's net income derived from U.S. source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.

Net asset value

The fund calculates a net asset value for its shares every day the New York Stock Exchange is open as of the scheduled close of regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for its shares as of the scheduled closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund's most recent net asset value is available on the fund's website, us.amundipioneer.com. For purposes of determining the net asset value of a common share, the value of the securities held by the fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) is divided by the total number of shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. Senior loans for which no reliable price quotes are available will be valued by an independent third party pricing service through the use of a pricing matrix or other fair value methods or techniques. Event linked bonds are valued at the bid price obtained from an independent third party pricing service. Other ILS may be valued at the bid price obtained from an independent third party pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange, such shares are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem fund shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value

Net asset value

methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated. Because the fund may invest in securities rated below investment grade-some of which may be thinly-traded and for which prices may not be readily available or may be unreliable-the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.



Description of shares
The fund is authorized to issue an unlimited number of common shares, without par value. All shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the fund available for distribution to common shareholders upon liquidation of the fund. Common shareholders are entitled to one vote for each share held.

As of January 31, 2019, the following number of shares were outstanding:

(1)              (2)                 (3)                (4)
---------------- ------------------- ------------------ ----------------
                                                        AMOUNT OF
                                                        OUTSTANDING
                                                        SHARES
                                     AMOUNT HELD BY     EXCLUSIVE OF
                                     THE FUND FOR ITS   AMOUNT SHOWN
TITLE OF CLASS   AMOUNT AUTHORIZED   OWN ACCOUNT        UNDER (3)
---------------- ------------------- ------------------ ----------------
Common Shares    Unlimited           0                  105,048,643.526
---------------- ------------------- ------------------ ---------------

As of January 31, 2019, the following person owned more than 25% of the outstanding shares of the fund. A person may be deemed to control the fund if such person owns more than 25% of the outstanding shares of the fund.

                                                 NUMBER OF
RECORD HOLDER                      SHARE CLASS   SHARES           % OF CLASS
---------------------------------- ------------- ---------------- -----------
Charles Schwab & Co Inc            Common        48,731,531.283   46.39%
                                   ------------- --------------   -----
Special Custody A/C FBO Customers
Attn Mutual Funds
211 Main Street
San Francisco CA 94105-1901
----------------------------------

Certain provisions of the agreement and declaration of trust and by-laws


The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the fund.

Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least a majority of the outstanding shares entitled to vote have the right, under certain circumstances, to call a meeting for any purpose requiring action by the shareholders as provided in the Declaration of Trust or in the By-Laws.

A Trustee may be removed from office only (i) by action of at least three-quarters (3/4) of the outstanding shares, or (ii) by the action of at least three-quarters (3/4) of the remaining Trustees, specifying the date when such removal shall become effective.

The Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the fund into other entities, reorganize the fund into another trust or entity or a series or class of another entity, sell the assets of the fund to another entity, or terminate the fund.

The fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. Conversion of the fund to an open-end investment company would require the favorable vote of the holders of at least three-quarters (3/4) of the fund's outstanding shares (or a majority of such shares if the action was previously approved by three-quarters (3/4) of the Trustees). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All such redemptions generally will be made in cash. If the fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption.

Conversion to an open-end investment company would also require changes in certain of the fund's investment policies and restrictions, such as those relating to leverage and the purchase of illiquid securities.

The Declaration of Trust requires the favorable vote of the holders of at least three-quarters (3/4) of the outstanding shares of the fund to approve, adopt or authorize certain transactions with 5% or greater holders of a class of shares and their associates. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the fund. The 5% holder transactions subject to these special approval requirements are:

othe merger or consolidation of the fund or any subsidiary of the fund with or into any Principal Shareholder;

othe issuance of any securities of the fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan;

othe sale, lease or exchange of all or any substantial part of the assets of the fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

Certain provisions of the agreement and declaration of trust and by-laws othe sale, lease or exchange to the fund or any subsidiary of the fund, in exchange for securities of the fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

The Declaration of Trust provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The Declaration of Trust further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.

The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

The Declaration of Trust also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.



Administrator, custodian, fund accounting agent, transfer agent and dividend disbursing agent
Amundi Pioneer Asset Management, Inc. serves as the fund's administrator.
The fund's securities and cash are held under a custodian agreement with Brown Brothers Harriman & Co., which also serves as fund accounting agent. DST Systems, Inc. is the fund's transfer agent and dividend disbursing agent for the fund's shares.

Table of contents for the statement of additional information




                                                                                           PAGE
     Fund history                                                                          1
     Use of Proceeds                                                                       1
     Investment policies, risks and restrictions                                           1
     Trustees and officers                                                                 36
     Investment adviser and other fund service providers                                   45
     Portfolio management                                                                  48
     Portfolio transactions                                                                51
     Purchase of shares; Repurchase of shares                                              53
     Pricing of shares                                                                     54
     Description of shares                                                                 55
     Tax status                                                                            57
     Financial statements                                                                  67
     Additional Information                                                                68
     Annual fee, expense and other information                                             68
     Appendix A-Description of short-term debt, corporate bond and preferred stock ratings 71
     Appendix B -Proxy voting policies and procedures                                      75

Privacy notice

MARCH 2018

PLEASE READ THIS IMPORTANT PRIVACY NOTICE - ABOUT THE PRIVACY OF OUR CUSTOMERS' PERSONAL INFORMATION - FROM AMUNDI PIONEER ASSET MANAGEMENT, INC., AMUNDI PIONEER DISTRIBUTOR, INC. AND THE PIONEER FUNDS (TOGETHER "AMUNDI PIONEER").

This Privacy Notice outlines our guidelines and practices for how we use and protect information about individual customers. We will send customers our Privacy Notice each year.

AMUNDI PIONEER RESPECTS YOUR PRIVACY

Amundi Pioneer considers the privacy of our customers and former customers a matter of great importance. We respect your privacy and believe that any personal customer data we have should be treated with the highest regard for its confidentiality, whether it is financial information or other personal data.

Amundi Pioneer does not sell information about customers to any third party. Our company works hard to safeguard your personal information.

EMPLOYEE BEHAVIOR Amundi Pioneer instructs its employees to keep your personal and financial information confidential and secure when they have access to it and when they see it as they communicate with you and process transactions on your or your financial intermediary's instructions. Employees are directed not to disclose information to unauthorized persons, either during their Amundi Pioneer employment or afterward.

VENDOR CONTRACTS When Amundi Pioneer hires vendors, such as mail houses or data processors, to assist in delivering services to clients, we require these vendors to commit contractually to keep the information they handle confidential and secure.

YOUR PERSONAL INFORMATION WE COLLECT

WE COLLECT AND RECORD PERSONAL INFORMATION THAT CUSTOMERS PROVIDE:
oon forms and applications
othrough electronic media
othrough information collected from the web browser of your personal computer or laptop that allows our website to recognize your browser (commonly known as "cookies")
oby telephone
oin correspondence

WE ALSO COLLECT AND RECORD INFORMATION FROM:
oyour financial advisor
oyour transactions with us and our affiliates oother firms, such as those from whom you transfer assets othird parties, such as service providers that may notify us of your change of address

PERSONAL INFORMATION MAY INCLUDE:
onames
oaddresses
otelephone numbers
oSocial Security numbers
oyour investments in the Pioneer Funds, such as your account balance and transaction activity

HOW AMUNDI PIONEER USES AND DISCLOSES PERSONAL INFORMATION

AMUNDI PIONEER GATHERS PERSONAL INFORMATION TO HELP US SERVE OUR CUSTOMERS AND ENHANCE OTHER PRODUCTS AND PROGRAMS. FOR INSTANCE, owe may share information about your transactions with our affiliates in connection with providing services to your account;

owe may use it to send notices about fund products and services; or owe may employ a mail house to survey all our customers about our products or the quality of our communications or services.

ALL FINANCIAL COMPANIES NEED TO SHARE CUSTOMERS' PERSONAL INFORMATION TO RUN THEIR EVERYDAY BUSINESS. AMUNDI PIONEER SHARES PERSONAL INFORMATION WITH NONAFFILIATED THIRD PARTY SERVICE PROVIDERS FOR OUR EVERYDAY BUSINESS PURPOSES, SUCH AS:
oto assist in processing account transactions that you request or authorize; or oto provide products or services that you request.

Amundi Pioneer does not use or disclose personal information about our customers except as described in this notice or as permitted by law. For example, we would disclose this information as needed to law enforcement and regulatory agencies, in connection with a subpoena or other legal process, as part of an audit or examination, and to trustees or custodians you have appointed. Disclosures made at your request include disclosures of personal information requested by your authorized intermediaries and employers sponsoring your investment plans.

Amundi Pioneer may share your personal information with other business entities in connection with the sale, assignment, merger or other transfer of all or a portion of Amundi Pioneer's business to such business entity. We will require any such successor business entity to honor the terms of this Privacy Notice.

SECURITY

Amundi Pioneer maintains physical, electronic and administrative safeguards designed to protect customer information.

WE EMPLOY VARIOUS FORMS OF INTERNET SECURITY, SUCH AS odata encryption oSecure Sockets Layer (SSL) protocol oanti-malware software ouser names and passwords

Please note, however, that while Amundi Pioneer has endeavored to create a secure and reliable website for users, the confidentiality of any communication or material transmitted to/from the Website or via e-mail cannot be guaranteed.

If you access information through our web site, , you should not give your user name or passwords to anyone for any reason. Choosing to provide this information to a third party invites problems and puts the confidentiality of your personal information at risk.

CHANGES TO THIS PRIVACY NOTICE

This Privacy Notice may be revised from time to time as we add new features and services, as laws change, and as industry privacy and security best practices evolve. We will notify you if we make changes to the Privacy Notice. The most current version of the Privacy Notice is available on the Website at https://us.amundipioneer.com/content/dam/us/retail/pdfs/privacy_polic .pdf. You can check the date posted at the top to see when the Privacy Notice was last updated. Small changes or changes that do not significantly affect individual privacy interests may be made at any time and without prior notice.

CONTACT

If you have any questions about this Privacy Notice or if you have any questions or concerns about how Amundi Pioneer maintains the privacy of your customer information, please contact us at 800-225-6292 Monday through Friday, between the hours of 8:00 am and 7:00 pm Eastern Time.

                                     Notes

                                     Notes

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                           PIONEER ILS INTERVAL FUND








                                 ------------
                                   PROSPECTUS
                                 ------------
                                 March 1, 2019








You should rely only on the information contained in or incorporated by reference into this prospectus. The fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it.









All dealers that buy, sell, or trade the fund's shares, whether or not participating in the offering, may be required to deliver a prospectus when acting on behalf of the Distributor.


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--------------------------------------------------------------------------------


                                      28062-05-0319
[GRAPHIC APPEARS HERE]


   (Copyright)2019 Amundi Pioneer Distributor, Inc.
                Underwriter of Pioneer mutual funds
                                        Member SIPC